CUSIP Number 648224103                                       NASDAQ Symbol NPCGX

________________________________________________________________________________

                       NEW PROVIDENCE CAPITAL GROWTH FUND

                                 A series of the
                         New Providence Investment Trust

                                 A NO LOAD FUND
________________________________________________________________________________


                                   Prospectus
                               September 30, 1999






The New Providence Capital Growth Fund seeks long-term capital growth consisting of both realized and unrealized capital gains by investing primarily in equity securities that are traded on domestic U.S. exchanges or on over-the-counter markets.





                               Investment Advisor
                               ------------------

                    New Providence Capital Management, L.L.C.
                        2859 Paces Ferry Road, Suite 2125
                             Atlanta, Georgia 30339

                                 1-800-639-7768
                                  www.npcm.com












The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
   Investment Objective........................................................2
   Principal Investment Strategies.............................................2
   Principal Risks Of Investing In The Fund....................................3
   Bar Chart And Performance Table.............................................5
   Fees And Expenses Of The Fund...............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------
   The Investment Advisor......................................................7
   The Administrator...........................................................7
   The Transfer Agent..........................................................8
   The Distributor.............................................................8

YOUR INVESTMENT IN THE FUND....................................................9
---------------------------
   Minimum Investment..........................................................9
   Purchase And Redemption Price...............................................9
   Purchasing Shares...........................................................9
   Redeeming Your Shares......................................................11

OTHER IMPORTANT INVESTMENT INFORMATION........................................13
--------------------------------------
   Dividends, Distributions And Taxes.........................................13
   Year 2000..................................................................13
   Financial Highlights.......................................................14
   Additional Information.............................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The New Providence Capital Growth Fund (the "Fund") seeks long-term capital growth consisting of both realized and unrealized capital gains. Current income is of secondary importance.


PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by normally remaining fully invested in a portfolio of equity securities, such as common stock, preferred stock, convertible preferred stock, and convertible bonds, traded on domestic U.S. exchanges or on over-the-counter markets. Up to 10% of the Fund's total assets may be invested in foreign securities. Cash, money market, and other short-term instruments will typically represent 10% or less of the Fund's net assets.

Under normal market conditions the portfolio allocation range for the Fund will be:

                                            % of Total Assets
                                            -----------------
         Equity securities                      90 - 100%

         Cash, money market, and
         other short-term instruments            0 - 10%

The Fund's portfolio will generally include a limited number of equity securities of companies that, in the opinion of New Providence Capital Management, L.L.C. (the "Advisor"), offer superior prospects for growth. The Advisor begins the investment selection process by "screening" the universe of equity securities to be considered for the portfolio. This universe consists of approximately 1,700 equity securities with both a history of positive earnings characteristics and that have a minimum market capitalization of approximately $500 million. The Advisor screens the universe to identify the most attractive 5%-7% of those companies with attributes of successful long-term growth such as:

     o  long-term earnings growth consistency,
     o positive earnings surprises (earnings reported in excess of conservative estimates),
     o  upward earnings estimate revisions, and/or
     o  accelerating sales and earnings growth.

The resulting universe of 100-120 companies is subjected to further fundamental analysis that includes the following:

     o  projected earnings per share growth,
     o  projected company revenue growth, and
     o  projected price to earnings ratio.

As a result of this "screen," approximately 2.5% of the original universe, or approximately 60 equity securities, are selected for further analysis. Of these remaining companies, the Advisor attempts to identify the most attractive 20-40 equity securities using what can best be described as "common sense valuation," that focuses substantially on the following factors:

     o  price to future expected earnings,
     o  price to current earnings,
     o  price to sales, and
     o  price to cash flow.

Although portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

o the anticipated price appreciation has been achieved or is no longer probable;
o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
o general market expectations regarding the company's future performance, as reflected by the security's market price, exceed those expectations held by the Advisor; or
o alternative investments offer, in the view of the Advisor, superior potential for appreciation.

In addition, under certain conditions when the Advisor determines that market conditions warrant such investments, the Advisor may for temporary or defensive purposes invest up to 100% of the Fund's assets in cash and cash equivalents, investment-grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When the Fund invests in these investments as a temporary or defensive measure, it is not pursuing its stated investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested and there can be no assurance that the Fund will be successful in meeting its objective. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Growth-Style Investing Risk: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

o  Foreign  Securities:  The Fund may  invest up to 10% of its  total  assets in foreign securities. Foreign securities present special circumstances not typically associated with investment in domestic securities that may reduce the value of such investment, such as: additional foreign taxes on dividends; currency exchanges rate fluctuations; at times, less volume and liquidity in the markets for these securities; unfavorable differences between U.S. and foreign economies and government regulations; and possible additional U.S. governmental regulations and taxation's imposed on foreign investment. Also, there may be difficulty in obtaining accurate information regarding individual securities due to lack of uniform accounting, auditing and financial reporting standards by foreign countries; less public information; and less regulation of foreign issuers. Additionally, some countries have been known to expropriate or nationalize assets; and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. Because of some of these additional risks related to foreign securities, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

o Portfolio Turnover. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. However, the Fund's portfolio turnover rate is not expected to exceed 150% per year. See the "Financial Highlights" section for the Fund's past portfolio turnover rates.

o Short-Term Investments. As a temporary defensive position, the Advisor may determine that market conditions warrant investing in investment-grade bonds, U.S. Government Securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restriction, shares of other investment companies. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing its investment objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) the Fund's annual total return from the previous year and by showing (on a calendar year basis) how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund may perform in the future.

[Bar Chart Here]

     1998      5.10%


o During the 1-year period shown in the bar chart, the highest return for a calendar quarter was 33.60% (quarter ended December 31, 1998).

o During the 1-year period shown in the bar chart, the lowest return for a calendar quarter was -25.34% (quarter ended September 30, 1998).

o The year-to-date return as of the most recent calendar quarter was 7.50% (quarter ended June 30, 1999).


--------------------------------------------- --------------- ------------------
Average Annual Total Returns
Period ended December 31, 1998                   Past 1 Year    Since Inception*
--------------------------------------------- --------------- ------------------
New Providence Capital Growth Fund Shares           5.10%            2.35%
--------------------------------------------- --------------- ------------------
S&P MidCap 400 Index**                             19.09%           15.64%
--------------------------------------------- --------------- ------------------

     *    September 29, 1997

     ** The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity, and industry group representation and is a widely recognized index of common stock prices.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
                    (fees paid directly from your investment)
                    -----------------------------------------

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price) ..................................None
Redemption fee ...........................................................None

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

Management Fees...........................................................0.75%
Distribution and/or Service (12b-1) Fees..................................0.25%
Other Expenses............................................................0.58%
                                                                          ----
    Total Annual Fund Operating Expenses..................................1.58%*
                                                                          ====

* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended May 31, 1999.


Example. This Example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

(1)  You invest $10,000 in the Fund for the periods shown;
(2)  You reinvest all dividends and distributions;
(3)  You redeem all of your shares at the end of those periods;
(4)  You earn a 5% total return, and
(5)  The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

--------------------- ------------- ------------- ------------ --------------
  Period Invested         1 Year       3 Years       5 Years     10 Years
--------------------- ------------- ------------- ------------ --------------
    Your Costs             $161          $499         $860        $1,878
--------------------- ------------- ------------- ------------ --------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is New Providence Capital Management, L.L.C., 2859 Paces Ferry Road, Suite 2125, Atlanta, Georgia 30339. Pursuant to an investment advisory agreement with the Trust, the Advisor provides the Fund with a continuous program of supervision of the Fund's assets and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, established as a Georgia limited liability company in 1996, is controlled by John K. Donaldson. The Advisor currently has approximately $50 million in assets under management. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business and individual accounts since its formation. The Advisor was formed in 1996 to succeed to the investment management business previously maintained by Donaldson & Co., Incorporated, former distributor to the Fund.

John K. Donaldson, Kyle A. Tomlin, CFA, and Shannon D. Coogle are responsible for day-to-day management of the Fund's portfolio. Messrs. Donaldson and Tomlin have been with the Advisor since its formation in 1996. Mr. Tomlin served as portfolio manager for Donaldson & Co., Incorporated from 1994-97. Ms. Coogle has been with the Advisor since 1997. Previously, Ms. Coogle was a client service specialist with J.O. Patterson & Company from 1990-1993. Mr. Donaldson has been President of Donaldson & Co., Incorporated, and New Providence Capital Management, L.L.C. since inception.

The Advisor's Compensation. As compensation for the investment advisory services provided to the Fund, the Fund paid the Advisor, during the most recent fiscal year, monthly compensation based on the Fund's average daily net assets at the annual rate of 0.75% of the Fund's average daily net assets.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades may be cleared through Donaldson & Co., Incorporated, a registered broker-dealer affiliate of the Advisor and former distributor of the Fund.

THE ADMINISTRATOR

The Nottingham Company, Inc., ("Administrator") serves as the Fund's administrator and fund accounting agent for the Fund. The Administrator assists the New Providence Investment Trust (the "Trust") in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Fund pursuant to a Fund Accounting and Compliance Administration Agreement.

THE TRANSFER AGENT

NC Shareholder Services, LLC, ("NCSS") serves as the Fund's transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Investing in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Distribution of the Fund's Shares. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (the "Distribution Plan") under the 1940 Act.
Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay annually up to 0.25% of the average daily net assets of the Fund's shares for activities primarily intended to result in the sale of those shares, including to reimburse entities for providing distribution and shareholder servicing with respect to the Fund's shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the management fees and the Rule 12b-1 fees for the Fund's shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent accountants, and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                           YOUR INVESTMENT IN THE FUND
                           ---------------------------

MINIMUM INVESTMENT

The Fund's shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares. The minimum initial investment is $2,500 ($1,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act). The minimum additional investment is $250 ($100 for those participating in the Automatic Investment Plan). The Fund may, in the Advisor's sole discretion, waive such minimum investment amounts.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Trustees of the Trust.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares
Application and mail it, along with your check made payable to the "New Providence Capital Growth Fund," to:

                New Providence Capital Growth Fund
                c/o NC Shareholder Services, LLC
                107 North Washington Street
                Post Office Box 4365
                Rocky Mount, North Carolina  27803-0365

The application must contain your social security number or Taxpayer Identification Number ("TIN"). If you have applied for a social security number or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                  First Union National Bank of North Carolina
                  Charlotte, North Carolina
                  ABA # 053000219
                  For the New Providence Capital Growth Fund
                  Acct. # 2000001068078
                  For further credit to (shareholder's name and SS# or TIN#)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $250. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other class of shares of another series of the Trust with similar characteristics to those of the Fund. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge, if any, previously paid in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor not to be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption request should be addressed to:

                 New Providence Capital Growth Fund
                 c/o NC Shareholder Services, LLC
                 107 North Washington Street
                 Post Office Box 4365
                 Rocky Mount, North Carolina  27803-0365

Regular mail redemption request should include:

     1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     2)   Any required signature guarantees (see "Signature  Guarantees" below);
          and

     3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (# 252-972-1908). The confirmation instructions must include:

     1)   Designation of the Fund,
     2)   Shareholder names and account number,
     3)   Number of shares or dollar amount to be redeemed,
     4) Instructions for transmittal of redemption funds to the shareholder, and
     5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $2,500 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Share Application Form.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Statement of Additional Information. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S.
federal income tax liability.


YEAR 2000

Like other mutual funds, the Fund and the service providers for the Fund rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today cannot properly process information after December 31, 1999, because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the processing of trades, the distribution of securities, the pricing of securities, and other investment-related and settlement activities. The Trust is currently obtaining and assessing information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Trust expects that each of the Fund's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Trust will be sufficient to avoid any adverse impact to the Fund.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal year ended May 31, 1999, and for the fiscal period ended May 31, 1998, have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such year and period is included in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund.

                                                 NEW PROVIDENCE CAPITAL GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year ended        Period ended
                                                                                                   May 31,            May 31,
                                                                                                    1999             1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..................................                              $11.57             $11.37 (b)

       Income (loss) from investment operations
            Net investment loss .......................................                               (0.14)             (0.08)
            Net realized and unrealized gain on investments ...........                                0.27               0.28
                                                                                                -----------        -----------

                  Total from investment operations ....................                                0.13               0.20
                                                                                                -----------        -----------

       Distributions to shareholders from
            Net realized gain from investment transactions ............                               (0.03)              0.00
                                                                                                -----------        -----------


Net asset value, end of period ........................................                              $11.67             $11.57
                                                                                                ===========        ===========


Total return ..........................................................                                1.18 %             1.76 %
                                                                                                ===========        ===========


Ratios/supplemental data

       Net assets, end of period ......................................                         $23,023,705        $23,163,777
                                                                                                ===========        ===========

       Ratio of expenses to average net assets
            Before expense reimbursements and waived fees ......................                       1.58 %             1.79 % (c)
            After expense reimbursements and waived fees .......................                       1.58 %             1.62 % (c)

       Ratio of net investment loss to average net assets
            Before expense reimbursements and waived fees ......................                      (1.29)%            (1.41)% (c)
            After expense reimbursements and waived fees .......................                      (1.29)%            (1.24)% (c)


       Portfolio turnover rate .................................................                     148.37 %            57.27 %


(a)    For the period from September 29, 1997 (date of initial public offering) to May 31, 1998.
(b)    Includes  undistributed  net investment loss of $0.02 per share and  undistributed net realized and unrealized gains of $1.39 per share, both of which were earned from July 11, 1997 (commencement of operations) through September 29, 1997.
(c)    Annualized.


                             ADDITIONAL INFORMATION
________________________________________________________________________________

                       NEW PROVIDENCE CAPITAL GROWTH FUND

                                 A NO LOAD FUND
________________________________________________________________________________


Additional information about the Fund is available in the Fund's Statement of Additional Information and in the Fund's Annual and Semiannual Report. The Fund's Annual and Semiannual Reports include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Annual and Semiannual Reports and the Statement of Additional Information are available free of charge upon request by contacting us:


         By telephone:            1-800-773-3863


         By mail: New Providence Capital Growth Fund c/o NC Shareholder Services, LLC 107 North Washington Street
                                  Post Office Box 4365
                                  Rocky Mount, NC  27803-0365


         By e-mail:               info@ncfunds.com


         On the Internet:         www.npcm.com


Information about the Fund can also be reviewed and copied at the Securities Exchange Commission's ("Commission") Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http:\\www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.









Investment Company Act file number 811-08295

                                     PART B
                                     ======

                       STATEMENT OF ADDITIONAL INFORMATION


                       NEW PROVIDENCE CAPITAL GROWTH FUND

                               September 30, 1999




                                 A series of the
                         NEW PROVIDENCE INVESTMENT TRUST
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-4365
                            Telephone 1-800-639-7768




                                Table of Contents
                                -----------------

                                                                         Page
                                                                         ----
  OTHER INVESTMENT POLICIES.................................................2
  INVESTMENT LIMITATIONS....................................................4
  PORTFOLIO TRANSACTIONS....................................................5
  DESCRIPTION OF THE TRUST..................................................7
  MANAGEMENT AND OTHER SERVICE PROVIDERS....................................8
  SPECIAL SHAREHOLDER SERVICES.............................................11
  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................12
  NET ASSET VALUE..........................................................14
  ADDITIONAL TAX INFORMATION...............................................14
  ADDITIONAL INFORMATION ON PERFORMANCE....................................15
  FINANCIAL STATEMENTS.....................................................17
  APPENDIX A...............................................................18






This Statement of Additional Information (the "SAI") is meant to be read in conjunction with the Prospectus dated September 30, 1999, for the New Providence Capital Growth Fund (the "Fund"), as the Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest. The Fund commenced operations on September 29, 1997 as a separate diversified investment portfolio to the New Providence Investment Trust (the "Trust').

Repurchase Agreements. The Fund may acquire U.S. Government obligations or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement, which will cause more than 10% of its net assets to be invested in repurchase agreements, which extend beyond seven days and other illiquid securities.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will limit foreign investments to those traded on domestic U.S. exchanges, including American Depository Receipts ("ADRs"). The prices of such securities are denominated in U.S. dollars. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. To the extent the Fund invests in other foreign securities, it will limit such investments to foreign securities traded on domestic U.S. securities exchanges. Although the Fund is not limited in the amount of these types of foreign securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 10% of its assets in foreign securities.

Money Market Instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings' power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the "yield curve" favors short-term fixed income instruments versus longer term fixed income instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's assets may be so invested.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Investment Companies. In order to achieve its investment objective, the Fund may invest in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent that a Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 10% of its assets in real estate securities.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and 15% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the portfolio's net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any further investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. The Fund may not invest in restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and to maintain in a segregated account until the settlement date cash, U.S. Government Securities, or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date; this risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3.   Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.  Government,   its  agencies,  and
     instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5. Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act;

9. Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options; and

10. Make loans of money or securities, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year; and

5.   Purchase  foreign  securities  other than  those  traded on  domestic  U.S.
     exchanges.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries; general summaries of groups of stocks or bonds and their comparative earnings and yields; or broad overviews of the stock, bond, and government securities markets; and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal year ended May 31, 1999, the Fund paid brokerage commissions of $67,821. For the fiscal period ended May 31, 1998, the Fund paid brokerage commissions of $41,681.


                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on July 9, 1997. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of two series: the Fund and the Wisdom Fund. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders. Shareholders holding not less than 10% of the shares then outstanding may require the Trustees to call a meeting, and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

When issued for payment, as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

Trustees and Officers. Following are the Trustees and Officers of the New Providence Investment Trust (the "Trust"), their age, their present position with the Trust or the Fund, and their principal occupation during the past five years. An asterisk indicates those Trustees who are "interested persons" of the Trust for purposes of the 1940 Act (*).

----------------------------------------- ------------------------- -------------------------------------------------------

Name, Age, and Address                    Position(s)               Principal Occupation(s) During Past  Years
                                          with Fund and/or Trust
----------------------------------------- ------------------------- -------------------------------------------------------

Jack E. Brinson, 67                       Trustee                   President
1105 Panola Street                                                  Brinson Investment Co.;
Tarboro, North Carolina 27886                                       President
                                                                    Brinson Chevrolet, Inc.
                                                                    Tarboro, North Carolina
                                                                    Board  of  Trustees:  Nottingham  Investment  Trust II
                                                                    and Gardner Lewis Investment Trust

----------------------------------------- ------------------------- -------------------------------------------------------
Shannon D. Coogle, 29                     Research Analyst          Research / Client Services
2859 Paces Ferry Road, Suite 2125                                   New Providence Capital Management, L.L.C.
Atlanta, Georgia 30339                                                  (Advisor to the Fund)
                                                                    Atlanta, Georgia since 1997;
                                                                    Previously, Student Georgia State University
                                                                    Atlanta, Georgia 1994-1997; Previously, Client Services
                                                                    J.O. Patterson & Company Atlanta, Georgia

----------------------------------------- ------------------------- -------------------------------------------------------
Kyle A. Tomlin, CFA, 29                   Portfolio Manager         Portfolio Management
2859 Paces Ferry Road, Suite 2125                                   New Providence Capital Management, L.L.C.
Atlanta, Georgia 30339                                                  (Advisor to the Fund)
                                                                    Atlanta, Georgia since 1996; Previously, Portfolio
                                                                    Management and Client Services Donaldson & Co., Incorporated
                                                                    Atlanta, Georgia 1994-1996; Previously, Business Associate,
                                                                    Investment Advisory Group, SEI Corporation
                                                                    Wayne, Pennsylvania 1993-1994;
                                                                    Previously, Student
                                                                    Georgia Institute of Technology
                                                                    Atlanta, Georgia
----------------------------------------- ------------------------- -------------------------------------------------------
C. Frank Watson, III, 29                  Secretary                 President
105 North Washington Street                                         The Nottingham Company
Rocky Mount, North Carolina 27802                                       (Administrator to the Fund)
                                                                    Rocky Mount, North Carolina

----------------------------------------- ------------------------- -------------------------------------------------------
Julian G. Winters, 30                     Treasurer                 Legal and Compliance Director
105 North Washington Street               The Nottingham Company    The Nottingham Company
(Administrator to the Fund)                                             (Administrator to the Fund)
Rocky Mount, North Carolina 27802                                   Rocky Mount, North Carolina, since 1995;
Rocky Mount, North Carolina,                                        Previously, Operations Manager
                                                                    Tar Heel Medical, Inc.
                                                                    Nashville, North Carolina

----------------------------------------- ------------------------- -------------------------------------------------------

Compensation. Trustees and Officers of the Trust who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Other Trustees will receive $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone. The Trust will also reimburse each Trustee for his or her travel and other expenses relating to attendance at such meetings.

                               Compensation Table*


---------------------- ---------------------- ---------------------- --------------------- ----------------------
                                                                                             Total Compensation
                              Aggregate                                 Estimated Annual     From Fund and Fund
                          Compensation From         Pension or           Benefits Upon         Complex Paid to
   Name of Trustee           the Fund          Retirement Benefits        Retirement             Directors
---------------------- ---------------------- ---------------------- --------------------- ----------------------
---------------------- ---------------------- ---------------------- --------------------- ----------------------
    Jack E. Brinson            $2,700                   N/A                   N/A                  $2,800
---------------------- ---------------------- ---------------------- --------------------- ----------------------

     * The Figures above are for the fiscal year ended May 31, 1999.

Principal Holders of Voting Securities. As of July 15, 1999, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of July 15, 1999.


------------------------------------------------------------------
Name and Address of    Amount and Nature of
Beneficial Owner       Beneficial Ownership           Percent
------------------------------------------------------------------
Faithfulness Ltd.        1,859,105.642 shares        94.017%*
P.O. Box N7776
Lyford Cay
Nassau, Bahamas

* Pursuant to applicable SEC regulations, this shareholder is deemed to control the Fund.


Investment Advisor. Information about New Providence Capital Management, L.L.C. (the "Advisor"), 2859 Paces Ferry Road, Suite 2125, Atlanta, Georgia 30339, and its duties and compensation as Advisor is contained in the Prospectus. The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective for a two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor will receive a monthly management fee equal to an annual rate of 0.75% of the Fund's net assets. For the fiscal year ended May 31, 1999, the Advisor received $163,383 for such services. For the fiscal period ended May 31, 1998, the Advisor received $95,545 for such services after waiving $4,553 of its fees.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Agreement.

Administrator. The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Company, Inc. (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. Compensation of the Administrator, based upon the average daily net assets of the Fund for fund administration fees, is at the annual rate of 0.125% on the first $50 million of the Fund's net assets; 0.10% on the next $50 million; and 0.075% on all assets over $100 million. In addition, the Administrator currently receives a monthly fund accounting fee of $2,250 and $750 for each additional class for accounting and recordkeeping services for the Fund. For the fiscal year ended May 31, 1999, the Administrator received fund administration fees and fund accounting fees totaling $54,230. For the fiscal period ended May 31, 1998, the Administrator received $16,683 in such fees. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum annual fee of $41,000 for all of its fees taken in the aggregate, analyzed monthly.

The Administrator performs the following services for the Fund: (1) coordinates with the Custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepares and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law;
(8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated based upon a $15.00 fee per shareholder per year, subject to a minimum fee of $750 per month. For the fiscal year ended May 31, 1999, the Transfer Agent received $8,894 for its services. For the fiscal period ended May 31, 1998 the Transfer Agent received $7,606 for its services.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement with the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Fund, and audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Dechert Price & Rhoads serves as legal counsel to the New Providence Investment Trust and the Fund.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $2,500 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-773-3863 or by writing to:

                       New Providence Capital Growth Fund
                           c/o NC Shareholder Services
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value shares of the Fund. See "Your Investment in the Fund"
section in the Prospectus for more detailed information.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act (see "The Distributor - Distribution of the Fund's Shares" in the Prospectus). Under the Plan the Fund may expend up to 0.25% of the Fund's average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

It is anticipated that a portion of the 12b-1 fees received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing to potential investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the sale of the Funds' shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of the Fund's shares.

The Plan is known as a "compensation" plan because payments are made for services rendered to the Fund with respect to the Fund's shares regardless of the level of expenditures made by the Distributor. The Board of Trustees of the Trust will, however, take into account such expenditures for purposes of reviewing operations under the Plan and concerning their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of the Fund's shares; (d) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (e) training sales personnel regarding the shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of the Fund's shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From time to time,  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Fund's outstanding Investor Shares. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Fund's outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

For the fiscal year ended May 31, 1999, the Fund incurred $54,461 for costs in connection with the Plan under Rule 12b-1. Such costs were spent on compensation to sales personnel for sale of the Fund's shares and servicing of shareholder accounts and advertising costs.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Your Investment in the Fund," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


                                 NET ASSET VALUE

The net asset value per share of the Fund is normally determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of the Fund will not be calculated.

The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal year ended May 31, 1999, the total expenses of the Fund were $343,234. For the fiscal period ended May 31, 1998, the total expenses of the Fund after fee waivers and expense reimbursements were $219,194.


                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Code. The Fund intends to qualify and to remain qualified as a regulated investment company. To so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends; interest; payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies; and other income derived with respect to the Fund's business of investing in such stock, securities, or currencies. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The Fund computes the "average annual total return" of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                                 P(1+T)^n = ERV

         Where:   T =      average annual total return.
                ERV =      ending  redeemable value at the end of the period
                           covered by the  computation of a hypothetical  $1,000
                           payment made at the beginning of the period.
                  P =      hypothetical  initial  payment  of $1,000  from which
                           the maximum  sales  load is  deducted.
                  n =      period  covered by the computation, expressed
                           in terms of years.

The Fund may also compute the aggregate total return of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The average annual total returns for shares of the Fund for the fiscal year ended May 31, 1999 and since the date of initial public offering (September 29, 1997) are 1.18% and 1.76%, respectively. The cumulative total return for shares of the Fund since the date of initial public offering to May 31, 1999 is 2.96%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Fund may also measure its performance against the Lipper Growth Fund Index, which ranks the performance of mutual funds that have an objective of growth of capital. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Fund may also compare its performance to other reports of the performance of managed accounts of the Advisor, such as the Capital Growth Account, as more fully described in the Prospectus under "Other Information - Prior Performance of Advisor." Of course, there can be no assurance the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above. As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The  audited  financial  statements  for the  fiscal  year  ended May 31,  1999,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund will normally be at least 90% invested in equities. As a temporary defensive position, however, when the Advisor determines that market conditions warrant such investments, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment-Grade Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market instruments as described in the Prospectus. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and to repay principal.

         AA - Debt rated AA is considered to have a very strong capacity to pay interest and to repay principal and differs from AAA issues only in a small degree.

         A - Debt rated A has a strong capacity to pay interest and to repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and to repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc., ("Moody's") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper-medium-grade obligation. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Debt which is rated Baa is considered as a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and, in fact, has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A, and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

The Advisor does not consider bonds that are rated Ba, B, Caa, Ca, or C by Moody's to be Investment-Grade Debt Securities. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds that are rated Caa are of poor standing. Such securities may be in default, or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable-rate, demand obligations:

         MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds  rated BBB have  below-average  protection  factors but are
         still   considered   sufficient  for  prudent   investment.   There  is
         considerable variability in risk during economic cycles.

Bonds rated BB, B, and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and to make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1, and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc., ("Fitch") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and to repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and to repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B, and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and to make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments, and commercial paper:

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

         F-2 - Instruments assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

________________________________________________________________________________


                             NEW PROVIDENCE CAPITAL
                                   GROWTH FUND

________________________________________________________________________________

                 a series of the New Providence Investment Trust






                               ANNUAL REPORT 1999


                           FOR THE YEAR ENDED MAY 31,






                               INVESTMENT ADVISOR
                    New Providence Capital Management, L.L.C.
                        2859 Paces Ferry Road, Suite 2125
                             Atlanta, Georgia 30339


                       NEW PROVIDENCE CAPITAL GROWTH FUND
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863




                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

[New Providence Capital Management, L.L.C. letterhead]


Dear Investors,

The New Providence Capital Growth Fund uses a disciplined approach to investing that attempts to identify medium sized growth companies that are developing into tomorrow's blue chip enterprises. Our goal is to build a focused portfolio of companies that will provide consistent earnings growth above the market average with stock valuations below the market average. Through June, our portfolio had met these objectives: the average expected 5 year earnings growth rate of companies held by the fund was approximately 20.4% (above the market average); the average price/earnings ratio of these companies was 25 times 1999 earnings (below the market average).


                               FISCAL YEAR RESULTS
                               -------------------

The stock market in 1998 was dominated by only a few of the largest companies in the U.S., until the 4th quarter. Because the fund concentrates its investments in reasonably priced mid-cap growth stocks, this negatively impacted our fiscal year results (see attached graph). The fund's performance, through the 3rd quarter of 1998, was also negatively impacted by its focus in consumer cyclical stocks, as fears gathered that the Asian crisis might drag the U.S. into recession.


                              NEAR TERM PERFORMANCE
                              ---------------------

Beginning in October of 1998, the market began to broaden, with small and medium sized companies finally participating in the market rally. The same consumer cyclical stocks that led the market down during the 3rd quarter of 1998 led the market upward during the 4th quarter. Although our fiscal year performance lagged the S&P 400 Mid-Cap Index, we have exceeded the benchmark since this broadening began. From the 4th quarter of 1998 until the date of this writing (7/2/99), the Fund returned 44.3%, versus 36.7% for the S&P 400 Mid-Cap Index (and 36.8% for the S&P 500 Index). This performance has been achieved through not deviating from our long-term discipline of investing in only those companies meeting our strict quantitative and fundamental requirements. Namely, we are looking for companies with strong business philosophies that have consistently delivered earnings growth above expectations while selling at discounts to their competitors and the overall market.

Looking forward to the rest of 1999, we hope that the participation of medium sized companies continues. Because these stocks, as a general rule, have under-performed the broad market since November of 1997, New Providence believes that they currently offer the superior relative investment value.

Thank you for the opportunity to serve you.


John Donaldson
Kyle Tomlin
Shannon Coogle


New Providence Capital Management, L.L.C.
Atlanta, Georgia

                       NEW PROVIDENCE CAPITAL GROWTH FUND

                    Performance Update - $10,000 Investment
    For the period from September 29, 1997 (Date of Initial Public Offering)
                                 to May 31, 1999


     --------------------------------------------------------------------
                    New Providence
      Period        Capital Growth       Lipper Growth       S&P 400
      Ended         Fund                 Fund Index          Midcap Index
     --------------------------------------------------------------------

      9/29/97         $10,000              $10,000             $10,000
     11/30/97           9,683                9,900               9,701
      2/28/98          10,440               10,910              10,703
      5/31/98          10,176               11,215              10,877
      8/31/98           7,775                9,717               8,564
     11/30/98           9,265               11,742              10,707
      2/28/99          10,137               12,815              10,929
      5/31/99          10,296               13,443              12,173


This graph depicts the performance of the New Providence Capital Growth Fund versus the Lipper Growth Fund Index and the S&P 400 Midcap Index. It is
important to note that the New Providence Capital Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

----------------------------
  One Year      Since IPO
----------------------------
   1.18%          1.76%
----------------------------


The graph assumes an initial $10,000 investment at September 29, 1997. All dividends and distributions are reinvested.

At May 31, 1999, the New Providence Capital Growth Fund would have grown to $10,296 - total investment return of 2.96% since September 29, 1997.

At May 31, 1999, a similar investment in the Lipper Growth Fund Index would have grown to $13,443 - total investment return of 34.43%; and the S&P 400 Midcap Index would have grown to $12,173 - total investment return of 21.73%, since September 29, 1997. The S&P 400 Midcap Index replaces the S&P 500 Total Return Index used in the prior year's annual report graph for illustrative purposes because the Investment Advisor feels that the S&P 400 Midcap Index is a more accurate comparison to the New Providence Capital Growth Fund's investment strategy than the S&P 500 Total Return Index. For the fiscal year ended May 31, 1999, the investment in the New Providence Capital Growth Fund would have increased in value by $120; the investment in the S&P 400 Midcap Index would have increased in value by $1,296; while the investment in the S&P 500 Total Return Index would have increased in value by $2,431.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                 NEW PROVIDENCE CAPITAL GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 99.80%

       Aerospace & Defense - 2.76%
         (a)Gulfstream Aerospace Corporation .......................................                  10,300             $   636,025
                                                                                                                         -----------

       Apparel Manufacturing - 2.77%
         (a)Tommy Hilfiger Corporation .............................................                   8,500                 638,031
                                                                                                                         -----------

       Beverages - 2.23%
            Adolph Coors Company ...................................................                  10,800                 513,000
                                                                                                                         -----------

       Building Materials - 2.32%
         (a)Jacobs Engineering Group Inc. ..........................................                  14,400                 535,500
                                                                                                                         -----------

       Commercial Services - 2.30%
         (a)Sterling Commerce, Inc. ................................................                  13,600                 528,700
                                                                                                                         -----------

       Computers - 4.96%
            National Computer Systems, Inc. ........................................                  15,500                 484,375
         (a)Sun Microsystems, Inc. .................................................                  11,000                 657,250
                                                                                                                         -----------
                                                                                                                           1,141,625
                                                                                                                         -----------
       Computer Software & Services - 6.27%
         (a)BMC Software, Inc. .....................................................                  14,500                 716,844
         (a)Network Associates, Inc. ...............................................                  10,200                 149,812
         (a)Oracle Corporation .....................................................                  23,250                 576,891
                                                                                                                         -----------
                                                                                                                           1,443,547
                                                                                                                         -----------
       Educational Services - 2.70%
         (a)ITT Educational Services, Inc. .........................................                  26,100                 621,506
                                                                                                                         -----------

       Electronics - 6.03%
         (a)Lexmark International Group, Inc. ......................................                  10,200               1,388,475
                                                                                                                         -----------

       Entertainment - 4.31%
            Carnival Corporation ...................................................                  24,200                 992,200
                                                                                                                         -----------

       Financial Services - 7.14%
            Capital One Financial Corporation ......................................                   7,200               1,084,950
            Freddie Mac ............................................................                   9,600                 559,800
                                                                                                                         -----------
                                                                                                                           1,644,750
                                                                                                                         -----------
       Hand & Machine Tools - 5.20%
            Danaher Corporation ....................................................                  19,800               1,196,663
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                 NEW PROVIDENCE CAPITAL GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Medical Supplies - 4.36%
            Bergen Brunswig Corporation ............................................                  20,700             $   455,400
         (a)Genzyme Corporation ....................................................                  13,500                 547,594
                                                                                                                         -----------
                                                                                                                           1,002,994
                                                                                                                         -----------
       Medical - Biotechnology - 6.90%
         (a)Amgen Inc. .............................................................                   8,500                 537,625
         (a)Roberts Pharmaceutical Corporation .....................................                  55,300               1,050,700
                                                                                                                         -----------
                                                                                                                           1,588,325
                                                                                                                         -----------
       Medical - Hospital Management & Services - 2.58%
         (a)Wellpoint Health Networks Inc. .........................................                   7,200                 593,550
                                                                                                                         -----------

       Restaurants & Food Service - 5.57%
         (a)Outback Steakhouse, Inc. ...............................................                  35,750               1,282,531
                                                                                                                         -----------

       Retail - Apparel - 6.01%
         (a)Just For Feet, Inc. ....................................................                  32,000                 244,000
            Intimate Brands, Inc. ..................................................                  11,800                 611,387
            The TJX Companies, Inc. ................................................                  17,600                 528,000
                                                                                                                         -----------
                                                                                                                           1,383,387
                                                                                                                         -----------
       Retail - Department Stores - 2.22%
            Dayton Hudson Corporation ..............................................                   8,100                 510,300
                                                                                                                         -----------

       Retail - Grocery - 2.02%
         (a)Safeway Inc. ...........................................................                  10,000                 465,000
                                                                                                                         -----------

       Retail - Specialty Line - 6.49%
         (a)Office Depot, Inc. .....................................................                  44,250                 923,719
            Tiffany & Co. ..........................................................                   6,900                 571,838
                                                                                                                         -----------
                                                                                                                           1,495,557
                                                                                                                         -----------
       Scientific & Technical Instrument - 5.44%
         (a)Waters Corporation .....................................................                  12,700               1,252,537
                                                                                                                         -----------

       Telecommunications - 2.07%
            CenturyTel, Inc. .......................................................                  12,450                 476,991
                                                                                                                         -----------

       Telecommunications Equipment - 3.08%
         (a)ADC Telecommunications, Inc. ...........................................                  14,500                 708,687
                                                                                                                         -----------

       Textiles - 1.81%
         (a)Shaw Industries, Inc. ..................................................                  24,700                 416,813
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                 NEW PROVIDENCE CAPITAL GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Transportation - Miscellaneous - 2.26%
         (a)Swift Transportation Co., Inc. .........................................                  28,500             $   521,017
                                                                                                                         -----------

       Total Common Stocks (Cost $21,146,262) ......................................                                      22,977,711
                                                                                                                         -----------


INVESTMENT COMPANY - 0.19%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares
            (Cost $44,229) .........................................................                  44,229                  44,229
                                                                                                                         -----------


Total Value of Investments (Cost $21,190,491 (b)) ..................................                          99.99%     $23,021,940
Other Assets Less Liabilities ......................................................                           0.01%           1,765
                                                                                                             ------      -----------
       Net Assets ..................................................................                         100.00%     $23,023,705
                                                                                                             ======      ===========




       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


            Unrealized appreciation ...................................................................                 $ 3,306,031
            Unrealized depreciation ...................................................................                  (1,474,582)
                                                                                                                        -----------

                            Net unrealized appreciation ...............................................                 $ 1,831,449
                                                                                                                        ===========











See accompanying notes to financial statements

                                                 NEW PROVIDENCE CAPITAL GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                            May 31, 1999


ASSETS
       Investments, at value (cost $21,190,491) .........................................................                $23,021,940
       Cash .............................................................................................                        389
       Income receivable ................................................................................                      7,315
       Deferred organization expenses, net (note 4) .....................................................                     22,305
                                                                                                                         -----------

            Total assets ................................................................................                 23,051,949
                                                                                                                         -----------

LIABILITIES
       Accrued expenses .................................................................................                     28,244
                                                                                                                         -----------


NET ASSETS
       (applicable to 1,972,232 shares outstanding; unlimited
        shares of $0.01 par value beneficial interest authorized) .......................................                $23,023,705
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($23,023,705 / 1,972,232 shares) .................................................................                     $11.67
                                                                                                                         ===========


NET ASSETS CONSIST OF
       Paid-in capital ..................................................................................                $21,047,643
       Undistributed net realized gain on investments ...................................................                    144,613
       Net unrealized appreciation on investments .......................................................                  1,831,449
                                                                                                                         -----------
                                                                                                                         $23,023,705
                                                                                                                         ===========













See accompanying notes to financial statements

                                                 NEW PROVIDENCE CAPITAL GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                       Year ended May 31, 1999



INVESTMENT LOSS

       Income
            Dividends .....................................................................................               $  62,025
                                                                                                                          ---------


       Expenses
            Investment advisory fees (note 2) .............................................................                 163,383
            Fund administration fees (note 2) .............................................................                  27,230
            Distribution fees (note 3) ....................................................................                  54,461
            Custody fees ..................................................................................                   3,410
            Registration and filing administration fees (note 2) ..........................................                   4,328
            Fund accounting fees (note 2) .................................................................                  27,000
            Audit fees ....................................................................................                  10,000
            Legal fees ....................................................................................                   9,749
            Securities pricing fees .......................................................................                   2,424
            Shareholder recordkeeping fees ................................................................                   8,894
            Shareholder servicing expenses ................................................................                   2,925
            Registration and filing expenses ..............................................................                  13,055
            Printing expenses .............................................................................                   4,000
            Amortization of deferred organization expenses (note 4) .......................................                   5,417
            Trustee fees and meeting expenses .............................................................                   3,500
            Other operating expenses ......................................................................                   3,458
                                                                                                                          ---------

                  Total expenses ..........................................................................                 343,234
                                                                                                                          ---------


                       Net investment loss ................................................................                (281,209)
                                                                                                                          ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions .....................................................                 144,609
       Increase in unrealized appreciation on investments .................................................                 395,630
                                                                                                                          ---------

            Net realized and unrealized gain on investments ...............................................                 540,239
                                                                                                                          ---------

                  Net increase in net assets resulting from operations ....................................               $ 259,030
                                                                                                                          =========












See accompanying notes to financial statements

                                                 NEW PROVIDENCE CAPITAL GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year ended          Period ended
                                                                                                      May 31,              May 31,
                                                                                                       1999               1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS

      Operations
              Net investment loss ...........................................................      $   (281,209)       $   (156,113)
              Net realized gain from investment transactions ................................           144,609             209,061
              Increase in unrealized appreciation on investments ............................           395,630           1,435,819
                                                                                                   ------------        ------------

                     Net increase in net assets resulting from operations ...................           259,030           1,488,767
                                                                                                   ------------        ------------

      Distributions to shareholders from
              Net realized gain from investment transactions ................................           (52,944)                  0
                                                                                                   ------------        ------------

      Capital share transactions
              (Decrease) increase in net assets resulting from capital share transactions (b)          (346,158)         21,675,010
                                                                                                   ------------        ------------

                         Total (decrease) increase in net assets ............................          (140,072)         23,163,777

NET ASSETS

      Beginning of period ...................................................................        23,163,777                   0
                                                                                                   ------------        ------------

      End of period .........................................................................      $ 23,023,705        $ 23,163,777
                                                                                                   ============        ============



(b) A summary of capital share activity follows:
                                                           -------------------------------------------------------------------------
                                                                      Year ended                             Period ended
                                                                     May 31, 1999                          May 31, 1998 (a)

                                                              Shares              Value               Shares              Value
                                                           -------------------------------------------------------------------------

Shares sold ...........................................           9,828        $    108,932           2,002,953        $ 21,687,588
Shares issued for reinvestment
      of distributions ................................           4,492              52,468                   0                   0
                                                           ------------        ------------        ------------        ------------

                                                                 14,320             161,400           2,002,953        $ 21,687,588

Shares redeemed .......................................         (43,923)           (507,558)             (1,118)            (12,578)
                                                           ------------        ------------        ------------        ------------

      Net (decrease) increase .........................         (29,603)       $   (346,158)          2,001,835        $ 21,675,010
                                                           ============        ============        ============        ============


(a) For the period from July 11, 1998 (commencement of operations) to May 31, 1998.






See accompanying notes to financial statements

                                                 NEW PROVIDENCE CAPITAL GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year ended        Period ended
                                                                                                   May 31,            May 31,
                                                                                                    1999             1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..................................                              $11.57             $11.37 (b)

       Income (loss) from investment operations
            Net investment loss .......................................                               (0.14)             (0.08)
            Net realized and unrealized gain on investments ...........                                0.27               0.28
                                                                                                -----------        -----------

                  Total from investment operations ....................                                0.13               0.20
                                                                                                -----------        -----------

       Distributions to shareholders from
            Net realized gain from investment transactions ............                               (0.03)              0.00
                                                                                                -----------        -----------


Net asset value, end of period ........................................                              $11.67             $11.57
                                                                                                ===========        ===========


Total return ..........................................................                                1.18 %             1.76 %
                                                                                                ===========        ===========


Ratios/supplemental data

       Net assets, end of period ......................................                         $23,023,705        $23,163,777
                                                                                                ===========        ===========

       Ratio of expenses to average net assets
            Before expense reimbursements and waived fees ......................                       1.58 %             1.79 % (c)
            After expense reimbursements and waived fees .......................                       1.58 %             1.62 % (c)

       Ratio of net investment loss to average net assets
            Before expense reimbursements and waived fees ......................                      (1.29)%            (1.41)% (c)
            After expense reimbursements and waived fees .......................                      (1.29)%            (1.24)% (c)


       Portfolio turnover rate .................................................                     148.37 %            57.27 %


(a)    For the period from September 29, 1997 (date of initial public offering) to May 31, 1998.

(b)    Includes  undistributed  net investment loss of $0.02 per share and  undistributed net realized and unrealized gains of $1.39 per share, both of which were earned from July 11, 1997 (commencement of operations) through September 29, 1997.

(c)    Annualized.





See accompanying notes to financial statements

                       NEW PROVIDENCE CAPITAL GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 1999



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The New Providence Capital Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of The New Providence
         Investment Trust (the "Trust"). The Trust, an open-ended investment company, was organized on July 9, 1997 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide shareholders with long-term capital growth, consisting of both realized and unrealized capital gains. Current income is of secondary importance. The Fund will seek to achieve this objective by investing primarily in a portfolio of equity securities traded on domestic U.S. exchanges or on over-the-counter markets. The Fund began operations on July 11, 1997. As of May 31, 1999, one shareholder of record owned
         93.96% of the outstanding shares of the Fund. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending May 31.

                                                                     (Continued)

                       NEW PROVIDENCE CAPITAL GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 1999



         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, New Providence Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the Fund's average daily net assets.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.10% of the next $50 million of average daily net assets, and 0.075% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,250 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $50,000 per year. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

                                                                     (Continued)

                       NEW PROVIDENCE CAPITAL GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 1999



         The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts. Expenditures incurred as service fees may not exceed 0.25% per annum of the Fund's average daily net assets.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $32,084,763 and $32,078,021, respectively, for the year ended May 31, 1999.


NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

         For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent short-term capital gain to its shareholders. The total amount of $.03 per share distributions for the year ended May 31, 1999, was classified as short-term gain. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The New Providence Investment Trust and Shareholders of New Providence Capital Growth Fund:

We have audited the accompanying statement of assets and liabilities of New Providence Capital Growth Fund (the "Fund"), including the schedule of investments, as of May 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of May 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Providence Capital Growth Fund as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Pittsburgh, Pennsylvania
June 18, 1999